                                                                     EXHIBIT 4.2

                                   COUNTERSIGNED AND REGISTERED:
                                         REGISTRAR AND TRANSFER COMPANY
                                              (Cranford. NJ)
                                                   TRANSFER AGENT AND REGISTRAR
                                   BY


                                                            AUTHORIZED SIGNATURE


   COMMON STOCK                                                COMMON STOCK

   ------------                                                 ------------
     NUMBER                                                        SHARES
   ------------                                                 ------------

                 --------------------------------------------

                  [LOGO]       Pioneer Bankshares, Inc.

                 --------------------------------------------

           Organized Under the Laws of the Commonwealth of Virginia


                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                          CUSIP  723618 10 4

--------------------------------------------------------------------------------
 This is to certify that




 is the owner of

--------------------------------------------------------------------------------

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

          ------------------                         ---------------------
    ------------------------ Pioneer Bankshares Inc. ---------------------------
          ------------------                         ---------------------
                                                         CERTIFICATE OF STOCK

    transferable on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The par value shall be as stated in the Articles of Incorporation of the Corporation from time to time.
          Witness the ????????????????????? and the sigantures of its duly authorized officer.

    Dated:


               /s/ Brenda B. Kite                /s/ [ILLEGIBLE] ^^
               ------------------                ------------------
                  SECRETARY                        PRESIDENT


                               [CORPORATE SEAL]

                            PIONEER BANKSHARES, INC.

     AT SUCH TIME AS THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS, IT WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST TO THE OFFICE OF THE CORPORATION IN VIRGINIA, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY PREFERRED OR SPECIAL CLASS AUTHORIZED TO BE ISSUED IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF ANY PREFERRED OR SPECIAL CLASS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                    UNIF GIFT MIN ACT-_________________Custodian_____________
     TEN ENT - as tenants by the entireties                                   (Cust)                  (Minor)
     JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
               survivorship and not as tenants                           Act________________
               in common                                                        (State)

                                                       UNIF TRANS MIN ACT-________________Custodian_____________
                                                                              (Cust)                  (Minor)
                                                                         under Uniform Transfers to Minors
                                                                         Act________________
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.


                 For value received, _______________ hereby sell, assign and transfer unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
               _________________________________________

               _________________________________________

               ________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                      OF ASSIGNEE)

               _________________________________________________________________

               _________________________________________________________________

               ___________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

               _________________________________________________________Attorney
               to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

               Date_________________________


                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



     SIGNATURE(S) GUARANTEED: __________________________________________________
                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.